STI CLASSIC FUNDS
Supplement dated November 7, 2007, to the
Prospectuses dated August 1, 2007 for
STI Classic Equity Funds (A and C Shares)
STI Classic Fixed Income Funds (A and C Shares)
STI Classic Life Vision Funds (A, B and C Shares)
STI Classic Money Market Funds (A and C Shares)
The following is added to the section entitled Sales Charge — Waiver of CDSC portion of the Prospectus:
Effective immediately the Class C CDSC will be waived for certain retirement plan providers that have entered into administrative agreements with the Funds. Please see the Statement of Additional Information for more information on this program.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-EBLVMM-1107

STI CLASSIC FUNDS
Supplement dated November 7, 2007
to the Statement of Additional Information dated August 1, 2007
The following is added to the section entitled Purchasing and Redeeming Shares beginning on page 74 of the Statement of Additional Information:
Effective immediately the Class C Contingent Deferred Sales Charge (“CDSC”) will be waived for certain retirement plan providers (“Intermediary”) with whom the Trust has entered into an administrative arrangement under which the Intermediary agrees to provide certain recordkeeping or administrative services. Under such arrangements, the Trust will not pay an upfront commission, rather the Trust shall pay (or cause to be paid) asset-based compensation to the Intermediary of up to 1.00% annually of the average daily net assets of the plan assets invested in Class C shares of the Funds (of which 0.25% consists of the Distribution Plan service fee).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-SAI-1107